Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated August 14, 2026 to the Structured Capital Strategies® Prospectus

This Supplement modifies certain information in the above-referenced Prospectus (the “Prospectus”) offered by Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America (“Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following amends the corresponding disclosure in “Structured Investment Option — Indices”:

Gold Index. The Gold Index measures the performance of the price of gold. The gold price referenced by the Gold Index is the LBMA Gold Price, a benchmark price per ounce in U.S. Dollars fixed daily at 3 P.M. London Time by ICE Benchmark Administration Limited (“IBA”). Additional information about the Index may be found in Appendix “Index Publishers”. If you would like to request additional information about the Index, contact the customer service group or your financial professional.

The following supplements the disclosure in “Appendix: Index Publishers”:

THE LBMA GOLD PRICE IS ADMINISTERED AND PUBLISHED BY ICE BENCHMARK ADMINISTRATION LIMITED (IBA). LBMA GOLD PRICE IS A TRADE MARK OF PRECIOUS METALS PRICES LIMITED, AND IS LICENSED TO IBA AS ADMINISTRATOR OF THE LBMA GOLD PRICE. ICE AND ICE BENCHMARK ADMINISTRATION ARE REGISTERED TRADE MARKS OF IBA AND/OR ITS AFFILIATES. THE LBMA GOLD PRICE ARE USED BY Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America WITH PERMISSION UNDER LICENCE BY IBA.

LBMA GOLD PRICE INFORMATION MAY NOT BE INDICATIVE OF FUTURE LBMA GOLD PRICE INFORMATION OR PERFORMANCE. NONE OF IBA, INTERCONTINENTAL EXCHANGE, INC. (ICE) OR ANY THIRD PARTY THAT PROVIDES DATA USED TO ADMINISTER OR DETERMINE THE LBMA GOLD PRICE (DATA PROVIDERS), OR ANY OF ITS OR THEIR AFFILIATES MAKES ANY CLAIM, PREDICTION, WARRANTY OR REPRESENTATION WHATSOEVER AS TO THE TIMELINESS, ACCURACY OR COMPLETENESS OF LBMA GOLD PRICE INFORMATION, THE RESULTS TO BE OBTAINED FROM ANY USE OF LBMA GOLD PRICE INFORMATION, OR THE APPROPRIATENESS OR SUITABILITY OF USING LBMA GOLD PRICE INFORMATION FOR ANY PARTICULAR PURPOSE. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED TERMS, CONDITIONS AND WARRANTIES, INCLUDING, WITHOUT LIMITATION, AS TO QUALITY, MERCHANTABILITY, FITNESS FOR PURPOSE, TITLE OR NON-INFRINGEMENT, IN RELATION TO LBMA GOLD PRICE INFORMATION, ARE HEREBY EXCLUDED, AND NONE OF IBA, ICE OR ANY DATA PROVIDER, OR ANY OF ITS OR THEIR AFFILIATES WILL BE LIABLE IN CONTRACT OR TORT (INCLUDING NEGLIGENCE), FOR BREACH OF STATUTORY DUTY OR NUISANCE, OR UNDER ANTITRUST LAWS, FOR MISREPRESENTATION OR OTHERWISE, IN RESPECT OF ANY INACCURACIES, ERRORS, OMISSIONS, DELAYS, FAILURES, CESSATIONS OR CHANGES (MATERIAL OR OTHERWISE) IN LBMA GOLD PRICE INFORMATION, OR FOR ANY DAMAGE, EXPENSE OR OTHER LOSS (WHETHER DIRECT OR INDIRECT) YOU MAY SUFFER ARISING OUT OF OR IN CONNECTION WITH LBMA GOLD PRICE INFORMATION OR ANY RELIANCE YOU MAY PLACE UPON IT.

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